UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ANNIE’S, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on September 10, 2013.

ANNIE’S, INC. ANNIE’S, INC. 1610 FIFTH STREET BERKELEY, CA 94710

Meeting Information

Meeting Type:       Annual Meeting

For holders as of:  July 15, 2013

Date:  September 10, 2013    Time:  10:00 AM PDT

Location:   Annie’s, Inc. Corporate Offices

1610 Fifth Street

Berkeley, CA 94710

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS PROXY STATEMENT 2013 ANNUAL REPORT TO STOCKHOLDERS
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 27, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each of the Board nominees and FOR Proposals 1, 4, 5 and 6:

1. To adopt an amendment to our Certificate of Incorporation (as set forth in Annex A hereto) to declassify our Board of Directors

2. To elect the following six nominees to serve until the 2014 Annual Meeting, if the declassification amendment is adopted and filed:
Nominees:
01) Molly F. Ashby 02) John M. Foraker 03) Julie D. Klapstein	04) Lawrence S. Peiros 05) Bettina M. Whyte 06) Billie Ida Williamson
3. To elect the following two nominees to serve until the 2016 Annual Meeting, if the declassification amendment is not adopted:
Nominees:
07) Bettina M. Whyte 08) Billie Ida Williamson

  4.     To adopt an amendment to our Certificate of Incorporation (as set forth in Annex B hereto) to eliminate various provisions related to Solera Capital, LLC and its affiliates that are now inapplicable

  5.     To ratify the selection of PricewaterhouseCoopers LLP as Annie’s independent registered public accounting firm for its fiscal year ending March 31, 2014

  6.     To approve, on an advisory basis, the compensation of Annie’s named executive officers, as disclosed in the Proxy Statement

Annex A

ARTICLE V

BOARD OF DIRECTORS

.  .  .

~~Section 2. Classes of Directors.~~

~~Other than those directors, if any, elected by the holders of any series of Preferred Stock then outstanding, the Board of Directors shall be and is divided into three (3) classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.~~

Section 2. ~~Section 3.~~ Election and Term of Office.

The directors shall be elected in accordance with the procedures set forth in the Bylaws of the Corporation (the “Bylaws”), as permitted by law. Except for the terms of such additional directors, if any, as elected by the holders of any series of Preferred Stock, each director shall serve for a term ending on the date of the ~~third~~ annual meeting of stockholders following the annual meeting at which such director was elected~~; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the Corporation’s first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the Corporation’s second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the Corporation’s third annual meeting of stockholders following the effectiveness of this provision~~. The directors shall be elected and shall hold office only in this manner, except as expressly provided in Section ~~4~~3 and Section ~~5~~4 of this Article V. Each director shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

.  .  .

Annex B

ARTICLE V

BOARD OF DIRECTORS

.  .  .

Section 5. Removal of Directors.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, ~~any director may be removed from office at any time for or without cause at a meeting of the stockholders called for that purpose by the affirmative vote of the holders of at least a majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors, provided, however, that in the event that Solera Capital, LLC and its affiliates (collectively, “Solera”) cease to beneficially own more than fifty percent (50%) of the voting power of all then outstanding shares of capital stock of the Corporation,~~ directors may be removed from office only for cause and, in addition to any vote required by law, the affirmative vote of the holders of at least 66 2/3% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, voting together as a single class, shall be required to effect such removal.

.  .  .

Annex B (cont.)

ARTICLE XII

ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS OF STOCKHOLDERS; ADVANCE NOTICE

Section 1. Action by Written Consent.

~~(a) For so long as Solera beneficially owns in the aggregate more than fifty percent (50%) of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, any action required or permitted to be taken by stockholders of the Corporation may be effected by written consent in lieu of a meeting.~~

~~(b)~~ Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent~~, beginning at such time as Solera ceases to beneficially own in the aggregate more than fifty percent (50%) of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors~~, any action required or permitted to be taken by stockholders of the Corporation must be effected at a meeting of the stockholders of the Corporation and may not be effected by written consent in lieu of a meeting.

Section 2. Special Meetings.

Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of stockholders of the Corporation may be called only ~~(i)~~ by a resolution duly adopted by the Board of Directors ~~or (ii) by Solera until such time as Solera ceases to beneficially own in the aggregate at least thirty-five percent (35%) of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors~~, and the ability of the stockholders to ~~otherwise~~ call a special meeting is hereby specifically denied. ~~Except with respect to any special meeting called by Solera, the~~The Board of Directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

.  .  .

ARTICLE XIV

AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. ~~In the event that Solera ceases to beneficially own in the aggregate more than fifty percent (50%) of the voting power of all then outstanding shares of capital stock of the Corporation, then, notwithstanding~~Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Amended and Restated Certificate of Incorporation, the Bylaws or otherwise, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law, this Amended and Restated Certificate of Incorporation, the Bylaws or otherwise, the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt any provision inconsistent with, to amend or repeal any provision of, or to adopt a bylaw inconsistent with, Article VI, Article VIII, Article IX, Article X, Article XII, Article XIII, or Article XIV or Article XIV of this Amended and Restated Certificate of Incorporation.